Current financial assets	12 Months Ended
Dec. 31, 2024
Current financial assets
Current financial assets
8	Current financial assets

During 2021, the Group entered into Convertible Promissory Note Agreements with total investment of $10 million (the “Notes”) With Zeelo LTD. The Notes are convertible, on the discretion of the issuing parties to number of shares, determined based on the specific scenarios outlined in the agreements. The acquisition transaction was announced on 28 April 2022 and expected to close on 24 May 2022. All pre-completion obligations were met, but following financial market volatility, the Group and Zeelo mutually agreed on 29 July 2022 to terminate the planned transaction and to waive the convertible note debt. Accordingly, the notes were completely written off during 2022.